UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 17, 2022

SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35186		38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification Number)

2800 Executive Way	Miramar,	Florida	33025
(Address of Principal Executive)			(Zip Code)
(954) 447-7920
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Indenture Governing 8.00% Senior Secured Notes due 2025

On November 17, 2022, Spirit Airlines, Inc. (the “Company”) announced the completion of the private offering by Spirit IP Cayman Ltd., an indirect wholly-owned subsidiary of the Company (the “Brand Issuer”), and Spirit Loyalty Cayman Ltd., an indirect wholly-owned subsidiary of the Company (the “Loyalty Issuer” and, together with the Brand Issuer, the “Issuers”) of an aggregate of $600 million principal amount of 8.00% senior secured notes due 2025 (the “Additional Notes”). The Issuers had previously issued 8.00% Senior Secured Notes due 2025 in an aggregate principal amount of $850 million pursuant to an indenture, dated September 17, 2020 (the “Existing Indenture”), of which $340 million were redeemed on May 10, 2021 (the “Existing Notes” and, together with the Additional Notes, the “Notes”). The Additional Notes will not be fungible with the Existing Notes for U.S. federal income tax purposes, and will not trade fungibly with the Existing Notes over the facilities of the DTC or otherwise, but will be treated as a single series of senior secured debt securities with the Existing Notes and as a single class for all purposes under the Indenture (as defined herein), including, without limitation, waivers, amendments, redemptions and offers to purchase.

The Additional Notes are guaranteed by the Company (the “Parent Guarantor”), Spirit Finance Cayman 1 Ltd. (“HoldCo 1”), a direct wholly owned subsidiary of the Company and Spirit Finance Cayman 2 Ltd., a direct subsidiary of HoldCo 1 and indirect wholly owned subsidiary of the Company (“HoldCo 2,” and collectively with HoldCo 1, the “Cayman Guarantors” and, collectively with the Parent Guarantor, the “Guarantors”). The Additional Notes will be secured by, among other things, a first priority lien on the core assets of the Company’s loyalty programs (comprising cash proceeds from its Free Spirit co-branded credit card programs, its Spirit Saver$ Club program membership fees, and certain intellectual property required or necessary to operate the loyalty programs) as well as the Company’s brand intellectual property. The Additional Notes were issued pursuant to the Existing Indenture, as supplemented by the First Supplemental Indenture, dated as of November 17, 2022 (the “First Supplemental Indenture” and together with the Existing Indenture, the “Indenture”), among the Issuers, the Guarantors and Wilmington Trust, National Association, as trustee and collateral custodian.

The Issuers used the net proceeds received from the offering to fund the notes reserve account and after funding of the notes reserve account, distributed the remaining net proceeds of the offering to the Company. The Company intends to use such net proceeds to repay (a) the outstanding principal balance of the 5.11% Series 2017-1C EETC due through 2023 at maturity on February 15, 2023 and (b) the outstanding principal balance of the 4.93% Series 2015-1C EETC due through 2023 at maturity on April 1, 2023, and for general corporate purposes.

The Notes will mature on September 20, 2025. The Notes bear interest at a rate of 8.00% per annum, payable in quarterly installments on January 20, April 20, July 20 and October 20 of each year, beginning January 20, 2023 (each a “Payment Date”).

Terms of the Notes

The terms of the Notes are described below.

The Additional Notes will be secured on a senior basis by first-priority security interests in substantially all of the assets of the Issuers, other than excluded property and subject to certain permitted liens (collectively, the “Issuer Collateral”). The note guarantee of the Company will be secured by (i) a first-priority security interest in 100% of the equity interests in HoldCo 1 (other than the special share issued to the Special Shareholder (as defined in the Indenture)) and (ii) certain other collateral owned by the Company, including, to the extent permitted by such agreements or otherwise by operation of law, any of the Company’s rights under the Free Spirit Agreements and the IP Agreements (each as defined herein) (collectively, the “Parent Collateral”). The note guarantees of the Cayman Guarantors will be secured by first-priority security interests in substantially all of the assets of the Cayman Guarantors, other than excluded property and subject to certain permitted liens (collectively, the “Subsidiary Collateral” and, together with the Issuer Collateral and the Parent Collateral, the “Collateral”), including pledges of the equity of their respective subsidiaries.

The Additional Notes and the note guarantees rank equally in right of payment with all of the Issuers’ and the Guarantors’ existing and future senior indebtedness, including the Existing Notes; are effectively senior to all existing and future indebtedness of the Issuers and the Guarantors that is not secured by a lien, or is secured by a junior-priority lien, on the Collateral, to the extent of the value of the Collateral securing the Notes; are effectively subordinated to any existing or future indebtedness of the Issuers and the Guarantors that is secured by liens on assets that do not constitute part of the Collateral, to the extent of the value of such assets; and rank senior in right of payment to the Issuers’ and the Guarantors’ future subordinated indebtedness. The Issuers and Cayman Guarantors are currently the Company’s only subsidiaries. To the extent the Company creates or acquires any other subsidiaries in the future, the Additional Notes and note guarantees will be structurally subordinated to all existing and future obligations, including trade payables, of any such newly formed or after-acquired subsidiaries that do not guarantee the Additional Notes.

The Issuers, at their option, may redeem some or all of the Additional Notes on or after September 20, 2023 at the redemption prices set forth in the Indenture. Prior to September 20, 2023, the Issuers may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of Additional Notes, plus the “make-whole” premium described in the Indenture. Upon the occurrence of certain mandatory prepayment events and mandatory repurchase offer events, the Issuers will be required to make a prepayment on the Additional Notes, or offer to repurchase the Additional Notes, pro rata to the extent of any net cash proceeds received in connection with such events, at a price equal to 100% of the principal amount to be prepaid, plus, in some cases, an applicable premium.

In addition, upon the occurrence of a change of control of the Company, the Issuers may be required to make an offer to repurchase all of the Notes then outstanding at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to, but excluding, the repurchase date. The closing of the merger between Spirit and JetBlue Airways Corporation (“JetBlue”) pursuant to the Agreement and Plan of Merger, dated as of July 28, 2022, by and among Spirit, JetBlue and Sundown Acquisition Corp. is not expected to constitute a change of control for the purposes of the Indenture.

The Indenture contains certain covenants that limit the ability of the Issuers, the Cayman Guarantors and, in certain circumstances, the Company to, among other things: (i) make restricted payments; (ii) incur certain additional indebtedness, including with respect to sales of pre-paid miles in excess of $25.0 million during any fiscal year; (iii) create or incur certain liens on the Collateral; (iv) merge, consolidate or sell assets; (v) engage in certain business activities; (vi) sell, transfer or otherwise convey the Collateral; (vii) exit from, terminate or substantially reduce the Free Spirit Program business or modify the terms of the Free Spirit Program, except in certain circumstances; and (viii) terminate, amend, waive, supplement or modify any IP Agreement (as defined in the Indenture), except under certain circumstances.

The Indenture also requires the Issuers and, in certain circumstances, the Company, to comply with certain affirmative covenants, including depositing the Transaction Revenues (as defined in the Indenture) in collection accounts, with amounts to be distributed for the payment of fees, principal and interest on the Additional Notes pursuant to a payment waterfall described in the Indenture, and certain financial reporting requirements. In addition, the Indenture requires the Company to maintain minimum liquidity at the end of any business day of at least $400 million.

In connection with the issuance of the Existing Notes, the Company had previously contributed to the Brand Issuer its rights to certain intellectual property of the Company, including all trademarks, service marks, brand names, designs, and logos that include the word “Spirit” or any successor brand and the “spirit.com” domain name and similar domain names or any successor domain names (the “Brand IP”). The Brand Issuer granted a license to HoldCo 2 (the “Issuer Brand License”), and HoldCo 2 then granted a sublicense to the Company (the “Parent Brand Sublicense”), to use the Brand IP (such licenses, the “Brand IP Licenses”). In connection with the issuance of the Additional Notes, the Brand Issuer and HoldCo 2 entered into an amendment to the Issuer Brand License and HoldCo 2 and the Company entered into an amendment to the Parent Brand Sublicense to increase the license fee paid under the Brand IP Licenses. The Brand IP Licenses will be terminated, and the Company’s right to use such Brand IP will cease, upon specified termination events, including, but not limited to, the Company’s failure to assume the Brand Sublicense in a restructuring process. The termination of the Brand IP Licenses would be an event of default under the Indenture and in certain circumstances would trigger a liquidated damages payment in an amount that is several multiples of the principal amount of the Notes.

Further, in connection with the issuance of the Existing Notes, the Company had also previously contributed to the Loyalty Issuer its rights to certain member data and certain other intellectual property owned or purported to be owned, or later developed or acquired and owned or purported to be owned, by the Company or any of its subsidiaries (including the Issuers) and required or necessary to operate the Free Spirit Program or Spirit Saver$ Club (the “Loyalty Program IP”). The Loyalty Issuer granted a license to HoldCo 2, and HoldCo 2 then granted a sublicense to the Company (the “Loyalty Program Sublicense”), to use the Loyalty Program IP (such licenses, the “Loyalty Program IP Licenses”). The Loyalty Program IP Licenses will be terminated, and the Company’s right to use such Loyalty Program IP will cease, upon specified termination events, including, but not limited to, the Company’s failure to assume the Loyalty Program Sublicense in a restructuring process. The termination of the Loyalty Program IP Licenses would be an event of default under the Indenture.

Subject to certain materiality thresholds, qualifications, exceptions, “baskets” and grace and cure periods, the Indenture also includes certain customary events of default, including payment defaults, covenant defaults, cross-defaults to certain indebtedness, bankruptcy events, and a change of control of an Issuer. Upon the occurrence of an event of default, at the discretion of the Permitted Noteholders (as defined in the Indenture), the outstanding obligations under the Indenture may be accelerated and become due and payable immediately.

The foregoing summary of the Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the Existing Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the full and complete text of the Supplemental Indenture, including the form of Additional Notes, copies of which are attached as Exhibit 4.2 and Exhibit 4.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described under Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1
Indenture, dated as of September 17, 2020, among the Spirit IP Cayman Ltd, Spirit Loyalty Cayman Ltd., the guarantors named therein and Wilmington Trust, National Association, as trustee and collateral custodian (incorporated by reference to Exhibit 4.1 to the Current Report of Spirit Airlines, Inc. on Form 8-K, filed on September 17, 2020)

4.2
Supplemental Indenture, dated as of November 17, 2022, among Spirit IP Cayman Ltd., Spirit Loyalty Cayman Ltd., the guarantors named therein and Wilmington Trust, National Association, as trustee and collateral custodian

4.3	Form of 8.00% Senior Secured Notes due 2025 (incorporated by reference to Exhibit A to Exhibit 4.2 filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Forward-Looking Statements in this report and certain oral statements made from time to time by representatives of the Company contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act) which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, without limitation, statements regarding the Company's intentions and expectations regarding revenues (including the targeted combined annual cash proceeds figures included in this report), capacity and passenger demand, additional financing, capital spending, operating costs and expenses, pre-tax income, pre-tax margin, taxes, hiring, aircraft deliveries and stakeholders, vendors and government support, as well as statements regarding the offering described in this report. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, the extent of the impact of the COVID-19 pandemic on the Company’s business, results of operations and financial condition, and the extent of the impact of the COVID-19 pandemic on overall demand for air travel, the impact of the new 5G-C-band service deployed by AT&T and Verizon and its potential impact on the technology we rely on to operate our aircraft; pendency and the consummation of the merger with JetBlue and the potential negative impacts on future business that may result from a failure to complete the merger with JetBlue in a timely manner or at all; restrictions on the Company’s business by accepting financing under the CARES Act and other related legislation, the competitive environment in our industry, our ability to keep costs low and the impact of worldwide economic conditions, including the impact of economic cycles or downturns on customer travel behavior and other factors, as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as supplemented in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022, June 30, 2022 and September 30, 2022. Furthermore, such forward-looking statements speak only as of the date of this report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results. Additional information concerning certain factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2022	SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel